UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 30, 2007
                                                 -------------------------------

                   Natixis Real Estate Capital Trust 2007-HE2
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
     ----------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                        Natixis Real Estate Capital Inc.
     ----------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

       Delaware                  333-130694-26                 13-3939229
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number                 Identification
incorporation of              of issuing entity)            No. of depositor)
depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                  (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code (212) 761-4000
                                                   -----------------------------

                              Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On April 30, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Natixis Real Estate Capital Trust 2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator, Natixis Real Estate Capital Inc., as unaffiliated seller (the "Unaffiliated Seller") and Deutsche Bank National Trust Company, as custodian and trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $877,481,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co") on behalf of MS&Co. and as representative (the "Representative") of the several underwriters pursuant to an Underwriting Agreement, dated as of April 25, 2007, by and between the Depositor and the Representative.

      The Class X, Class P, Class R and Class RX Certificates were transferred to the Unaffiliated Seller by the Depositor on April 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act in connection with the purchase by the Depositor of the mortgage loans from the Unaffiliated Seller. The net proceeds of the sale of the Class B-4 Certificates were also applied to the purchase of the mortgage loans by the Depositor from the Unaffiliated Seller in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated April 25, 2007, between the Depositor and the Representative.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage
               Services, Inc., as servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator, Natixis Real Estate Capital Inc., as unaffiliated seller and Deutsche Bank National Trust Company, as custodian and trustee.

Exhibit 10.1 ISDA Master Agreement, dated as of April 30, 2007, by and between Natixis Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust (included as part of Exhibit X to Exhibit 4).

Exhibit 10.2 Schedule to the Master Agreement, dated as of April 30, 2007, by and between Natixis Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Credit Support Annex, dated April 30, 2007, by and between Natixis Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated April 30, 2007, by and between Natixis Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust (included as part of Exhibit X to Exhibit 4).

Exhibit 10.5 Interest Rate Cap Agreement, dated as of April 30, 2007, by and between Natixis Financial Products Inc., the cap provider and Wells Fargo Bank, National Association, as securities administrator on behalf of the supplemental interest trust (as Exhibit Y to Exhibit 4).

Exhibit 10.6 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Accredited Home Lenders, Inc., the Sponsor and the Depositor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.7 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Accredited Home Lenders, Inc. and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.8 The Assignment and Recognition Agreement, dated April 30, 2007, by and between The CIT Group/Consumer Finance, Inc., the Sponsor and the Depositor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.9 The Mortgage Loan Purchase and Interim Servicing Agreement, dated as of January 1, 2007, by and between The CIT Group/Consumer Finance, Inc., The CIT Group/Consumer Finance, Inc. (NY), The CIT Group/Consumer Finance, Inc. (TN) and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.10 The Assignment and Recognition Agreement, dated April 30, 2007, by and between First Horizon Home Loan Corporation, the Sponsor and the Depositor (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.11 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, by and between First Horizon Home Loan Corporation and the Sponsor (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.12 The Assignment and Recognition Agreement, dated April 30, 2007, by and between First NLC Financial Services, LLC, the Sponsor and the Depositor (included as part of Exhibit EE to Exhibit 4).

Exhibit 10.13 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First NLC Financial Services, LLC and the Sponsor (included as part of Exhibit EE to Exhibit 4).

Exhibit 10.14 The Assignment and Recognition Agreement, dated April 30, 2007, by and between FlexPoint Funding Corporation, the Sponsor and the Depositor (included as part of Exhibit FF to Exhibit 4).

Exhibit 10.15 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, by and between FlexPoint Funding Corporation and the Sponsor (included as part of Exhibit FF to Exhibit 4).

Exhibit 10.16 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Funding America Mortgage Warehouse Trust and Funding America Mortgage Warehouse Trust I, the Sponsor and the Depositor (included as part of Exhibit GG to Exhibit
               4).

Exhibit 10.17 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2006, by and between Funding America Mortgage Warehouse Trust, Ocwen Loan Servicing, LLC, as originator and interim servicer, and the Sponsor (included as part of Exhibit GG to Exhibit 4).

Exhibit 10.18 The Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2006, by and between Funding America Mortgage Warehouse Trust I, Ocwen Loan Servicing, LLC, as originator and interim servicer, and the Sponsor (included as part of Exhibit GG to Exhibit 4).

Exhibit 10.19 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, as amended by Amendment No. 1, dated as of October 1, 2006, by and between Lenders Direct Capital Corp. and the Sponsor (included as Exhibit HH to Exhibit 4).

Exhibit 10.20 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Lime Financial Services, Ltd., the Sponsor and the Depositor (included as part of Exhibit II to Exhibit 4).

Exhibit 10.21 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 27, 2006, by and between Lime Financial Services, Ltd. and the Sponsor (included as part of Exhibit II to Exhibit 4).

Exhibit 10.22 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, by and between Mandalay Mortgage, LLC and the Sponsor (included as Exhibit JJ to
               Exhibit 4).

Exhibit 10.23 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Master Financial Inc., the Sponsor and the Depositor (included as part of Exhibit KK to Exhibit 4).

Exhibit 10.24 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, by and between Master Financial Inc. and the Sponsor (included as part of Exhibit KK to Exhibit 4).

Exhibit 10.25 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Maxim Mortgage Corp., the Sponsor and the Depositor (included as part of Exhibit LL to Exhibit 4).

Exhibit 10.26 The Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Maxim Mortgage Corp. and the Sponsor (included as part of Exhibit LL to Exhibit 4).

Exhibit 10.27 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, by and between NC Capital Corporation and the Sponsor (included as Exhibit MM to Exhibit 4).

Exhibit 10.28 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Platinum Capital Group, the Sponsor and the Depositor (included as part of Exhibit NN to Exhibit 4).

Exhibit 10.29 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2006, by and between Platinum Capital Group and the Sponsor (included as part of Exhibit NN to Exhibit 4).

Exhibit 10.30 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Rose Mortgage, Inc. and the Sponsor (included as Exhibit OO to Exhibit 4).

Exhibit 10.31 The Unaffiliated Seller's Agreement, dated April 30, 2007, between the Sponsor and the Depositor (included as Exhibit PP to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2007                        MORGAN STANLEY ABS CAPITAL I INC.

                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                              Name: Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.        Description                                   Electronic (E)
--------------     -----------                                   --------------
1                  Underwriting Agreement, dated April 25,             (E)
                   2007, among the Depositor  and the
                   Representative.

4                  Pooling and Servicing Agreement, dated as of        (E)
                   April 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, National
                   Association, as master servicer and
                   securities administrator, Natixis Real
                   Estate Capital Inc., as unaffiliated seller and Deutsche Bank National Trust Company, as custodian and trustee.

10.1               ISDA Master Agreement, dated as of April 30,        (E)
                   2007, by and between Natixis Financial
                   Products Inc., the swap provider, and Wells
                   Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust (included as part of Exhibit
                   X to Exhibit 4).

10.2               Schedule to the Master Agreement, dated as          (E)
                   of April 30, 2007, by and between Natixis
                   Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust (included as part of Exhibit X to Exhibit 4).

10.3               Credit Support Annex, dated April 30, 2007,         (E)
                   by and between Natixis Financial Products
                   Inc., the swap provider, and Wells Fargo
                   Bank, National Association, a national
                   banking association, as securities
                   administrator on behalf of the supplemental interest trust (included as part of Exhibit
                   X to Exhibit 4).

10.4               Confirmation, dated April 30, 2007, by and          (E)
                   between Natixis Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator on behalf of the supplemental interest trust
                   (included as part of Exhibit X to Exhibit 4).

10.5               Interest Rate Cap Agreement, dated as of            (E)
                   April 30, 2007, by and between Natixis
                   Financial Products Inc., the cap provider and Wells Fargo Bank, National Association, as securities administrator on behalf of the supplemental interest trust (as Exhibit Y to Exhibit 4).

10.6               The Assignment and Recognition Agreement,           (E)
                   dated April 30, 2007, by and between
                   Accredited Home Lenders, Inc., the Sponsor and the Depositor (included as part of Exhibit BB to Exhibit 4).

10.7               The Third Amended and Restated Mortgage Loan        (E)
                   Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Accredited
                   Home Lenders, Inc. and the Sponsor (included as part of Exhibit BB to Exhibit 4).

10.8               The Assignment and Recognition Agreement,           (E)
                   dated April 30, 2007, by and between The CIT
                   Group/Consumer Finance, Inc., the Sponsor and the Depositor (included as part of Exhibit CC to Exhibit 4).

10.9               The Mortgage Loan Purchase and Interim              (E)
                   Servicing Agreement, dated as of January 1,
                   2007, by and between The CIT Group/Consumer
                   Finance, Inc., The CIT Group/Consumer Finance,
                   Inc. (NY), The CIT Group/Consumer Finance,
                   Inc. (TN) and the Sponsor (included as part of Exhibit CC to Exhibit 4).


10.10              The Assignment and Recognition Agreement,           (E)
                   dated April 30, 2007, by and between First
                   Horizon Home Loan Corporation, the Sponsor and the Depositor (included as part of Exhibit DD to Exhibit 4).

10.11 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, by and between First Horizon Home Loan Corporation and the Sponsor (included as part of Exhibit DD to Exhibit 4).

10.12 The Assignment and Recognition Agreement, dated April 30, 2007, by and between First NLC Financial Services, LLC, the Sponsor and the Depositor (included as part of Exhibit EE to Exhibit 4).

10.13 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First NLC Financial Services, LLC and the Sponsor (included as part of Exhibit EE to Exhibit
                   4).

10.14 The Assignment and Recognition Agreement, dated April 30, 2007, by and between FlexPoint Funding Corporation, the Sponsor and the Depositor (included as part of Exhibit FF to Exhibit 4).

10.15 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, by and between FlexPoint Funding Corporation and the Sponsor (included as part of Exhibit FF to Exhibit 4).

10.16 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Funding America Mortgage Warehouse Trust and Funding America Mortgage Warehouse Trust I, the Sponsor and the Depositor (included as part of Exhibit GG to Exhibit 4).

10.17 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2006, by and between Funding America Mortgage Warehouse Trust, Ocwen Loan Servicing, LLC, as originator and interim servicer, and the Sponsor (included as part of Exhibit GG to Exhibit 4).

10.18 The Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2006, by and between Funding America Mortgage Warehouse Trust I, Ocwen Loan Servicing, LLC, as originator and interim servicer, and the Sponsor (included as part of Exhibit GG to Exhibit 4).

10.19 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, as amended by Amendment No. 1, dated as of October 1, 2006, by and between Lenders Direct Capital Corp. and the Sponsor (included as Exhibit HH to Exhibit 4).

10.20 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Lime Financial Services, Ltd., the Sponsor and the Depositor (included as part of Exhibit II to Exhibit 4).

10.21 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 27, 2006, by and between Lime Financial Services, Ltd. and the Sponsor (included as part of Exhibit II to Exhibit 4).

10.22 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, by and between Mandalay Mortgage, LLC and the Sponsor (included as Exhibit JJ to Exhibit 4).

10.23 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Master
                   Financial Inc., the Sponsor and the
                   Depositor (included as part of Exhibit KK to Exhibit 4).

10.24 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, by and between Master Financial Inc. and the Sponsor (included as part of Exhibit KK to Exhibit 4).

10.25 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Maxim
                   Mortgage Corp., the Sponsor and the
                   Depositor (included as part of Exhibit LL to Exhibit 4).

10.26 The Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Maxim Mortgage Corp. and the Sponsor (included as part of Exhibit LL to Exhibit 4).

10.27 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, by and between NC Capital Corporation and the Sponsor (included as Exhibit MM to Exhibit 4).

10.28 The Assignment and Recognition Agreement, dated April 30, 2007, by and between Platinum Capital Group, the Sponsor and the
                   Depositor (included as part of Exhibit NN to Exhibit 4).

10.29 The Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2006, by and between Platinum Capital Group and the Sponsor (included as part of Exhibit NN to Exhibit 4).

10.30 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Rose Mortgage, Inc. and the Sponsor (included as Exhibit OO to Exhibit 4).

10.31              The Unaffiliated Seller's Agreement, dated
                   April 30, 2007, between the Sponsor and the Depositor (included as Exhibit PP to Exhibit
                   4).